UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8–K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:   January 12, 2004

CAPITAL ONE AUTO RECEIVABLES, LLC

(Seller and Registrant)

CAPITAL ONE AUTO FINANCE TRUST 2003-B

(Exact name of Registrant and Co-Registrant as specified in its charter)

Delaware	333-106575	31-1750007
Delaware	333-106575-02
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1680 Capital One Drive, McLean,VA		22102
c/o Wilmington Trust Company, Rodney Square North 1100 North Market Street, Wilmington, Delaware		19890
(Address of principal executive offices)		(Zip Code)

(703) 720-1000
(302) 651-1119
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report):
Not Applicable

Item 5.                                                           Other Events

The December 2003 Monthly Servicer Report was distributed January 12, 2004.

Item 7.                                                           Financial Statements and Exhibits

The following are filed as exhibits to this Report:

Exhibit 20.  December 2003 Monthly Servicer Report

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant, Capital One Auto Receivables, LLC, and the Co-Registrant, Capital One Auto Finance Trust 2003-B by its Administrator, Capital One Auto Finance, Inc. have each duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Capital One Auto Receivables, LLC

	By:	/s/ Steve Cunningham
	Name:	Steve Cunningham
	Title:	Assistant Vice President

Capital One Auto Finance Trust 2003-B
By: Capital One Auto Finance Inc.
Administrator of the Capital One Auto
Finance Trust 2003-B

	By:	/s/ Steve Cunningham
	Name:	Steve Cunningham
	Title:	Assistant Vice President

Date: January 12, 2004

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

EXHIBITS

TO

FORM 8-K

CAPITAL ONE AUTO RECEIVABLES, LLC

CAPITAL ONE AUTO FINANCE TRUST 2003-B

(Exact names of Registrant and Co-Registrant as Specified in their respective Charters)

INDEX TO EXHIBITS

Exhibit Number

20.	December 2003 Monthly Servicer Report